Exhibit 99.109



                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                              NORTH VALLEY BANCORP

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
ARTICLE I - Offices

  Section 1.  Principal Office.............................................   1

  Section 2.  Other Offices................................................   1


ARTICLE II -  Meetings of Shareholders

  Section 3.  Place of Meetings............................................   1

  Section 4.  Annual Meetings..............................................   1

  Section 5.  Special Meetings.............................................   2

  Section 6.  Notice of Shareholders' Meetings.............................   2

  Section 7.  Quorum.......................................................   3

  Section 8.  Adjourned Meeting............................................   3

  Section 9.  Waiver or Consent by Shareholders............................   3

  Section 10. Action Without Meeting.......................................   3

  Section 11. Voting Rights; Cumulative Voting.............................   4

  Section 12. Proxies......................................................   5

  Section 13. Inspectors of Election.......................................   5


ARTICLE III - Directors; Management

  Section 14. Powers.......................................................   5

  Section 15. Number and Qualification of Directors........................   6

  Section 16. Election and Term of Office..................................   6

  Section 17. Removal of Directors.........................................   7

  Section 18. Vacancies....................................................   7

  Section 19. Place of Meetings............................................   7

  Section 20. Organizational Meetings......................................   8

  Section 21. Other Regular Meetings.......................................   8

  Section 22. Special Meetings.............................................   8

  Section 23. Quorum.......................................................   8

  Section 24. Contents of Notice and Waiver of Notice......................   8
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  Section 25. Adjournment..................................................   9

  Section 26. Notice of Adjournment........................................   9

  Section 27. Telephone Participation......................................   9

  Section 28. Action without Meeting.......................................   9

  Section 29. Fees and Compensation........................................   9


ARTICLE IV -  Officers

  Section 30. Officers.....................................................   9

  Section 31. Election.....................................................   9

  Section 32. Subordinate Officers.........................................   9

  Section 33. Removal and Resignation......................................  10

  Section 34. Vacancies....................................................  10

  Section 35. Chairman of the Board........................................  10

  Section 36. President....................................................  10

  Section 37. Vice Presidents..............................................  10

  Section 38. Secretary....................................................  10

  Section 39. Chief Financial Officer......................................  11


ARTICLE V -  General Corporate Matters

  Section 40. Record Date and Closing of Stockbooks........................  11

  Section 41. Corporate Records and Inspection by Shareholders and
              Directors....................................................  12

  Section 42. Checks, Drafts, Evidences of Indebtedness....................  12

  Section 43. Corporate Contracts and Instruments; How Executed............  12

  Section 44. Stock Certificates...........................................  13

  Section 45. Lost Certificates............................................  13

  Section 46. Reports to Shareholders......................................  13

  Section 47. Indemnification..............................................  14

     (a) Indemnification of Directors and Officers.........................  14

     (b) Indemnification of Employees and Agents...........................  15

     (c) Action to Enforce Rights Under this Section.......................  15

     (d) Entitlement to Expenses...........................................  15
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     (e) Non-Exclusivity...................................................  16

     (f) Insurance.........................................................  16

     (g) Expenses as a Witness.............................................  16

     (h) Indemnity Agreements..............................................  16

     (i) Severability......................................................  16

     (j) Entities Merged with this Corporation.............................  16

     (k) Repeals...........................................................  17


ARTICLE VI - Amendments

  Section 48. Amendment by Shareholders....................................  17

  Section 49. Amendment by Directors.......................................  17


ARTICLE VII - Committees of the Board

  Section 50. Committees of the Board......................................  17

Certificate of Secretary...................................................  19
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                                     BY-LAWS

                                       OF

                              NORTH VALLEY BANCORP

                                    ARTICLE I

                                     Offices
                                     -------

         Section 1. Principal Office. The principal executive office in the State of California for the transaction of the business of the corporation (called the principal office) is fixed and located at:

                             300 Park Marina Circle
                             Redding, California 96001

The Board of Directors shall have the authority from time to time to change the principal office from one location to another within the State by amending this
Section 1.

         Section 2. Other Offices. One or more branches or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.


                                   ARTICLE II

                            Meetings of Shareholders
                            ------------------------

         Section 3. Place of Meetings. Meetings of the shareholders shall be held at any place within or outside the State of California that may be designated either by the Board of Directors in accordance with these By-Laws, or by the written consent of all persons entitled to vote at the meeting, given either before or after the meeting and filed with the Secretary of the corporation. If no such designation is made, the meetings shall be held at the principal office of the corporation designated in Section I of these By-Laws.

         Section 4. Annual Meetings. The annual meeting of the shareholders shall be held on the third Tuesday in May in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 5:30 P.M., at which time the shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may properly be brought before the meeting.

         If the annual meeting of shareholders shall not be held on the date above specified, the Board of Directors shall cause such a meeting to be held as soon thereafter as convenient, and any business transacted or election held at


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such meeting shall be as valid as if transacted or held at an annual meeting on the date above specified.

         Section 5. Special Meetings. Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, Chairman of the Board, the President, or by holders of shares entitled to cast not less than ten (10) percent of the votes at the meeting.

         Section 6. Notice of Shareholders' Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to the provisions of Section 601(f) of the Corporations Code, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

         Notice of a shareholders' meeting shall be given either personally or by first class mail or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal office of the corporation is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

         Notwithstanding the foregoing, whenever the corporation has outstanding shares held of record by 500 or more persons, notice may be given by third class mail as provided in Sections 601(a) and 601(b) of the Corporations Code.

         If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

         Upon request in writing to the Chairman of the Board, President, Vice President or Secretary by any person entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by


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the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.

         Section 7. Quorum. The presence at any meeting, in person or by proxy, of the persons entitled to vote a majority of the voting shares of the corporation shall constitute a quorum for the transaction of business.

         Shareholders present at a valid meeting at which a quorum is initially present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by persons voting more than twenty-five percent (25%) of the voting shares.

         Section 8. Adjourned Meeting. Any annual or special shareholders' meeting may be adjourned from time to time, even though a quorum is not present, by vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy, provided that in the absence of a quorum, no other business may be transacted at the meeting except as provided in Section 7.

         Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         Section 9. Waiver or Consent by Shareholders. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by Section 6 of these By-Laws or Section 601(f) of the Corporations Code to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, except as provided in Section 601(f) of the Corporations Code.

         Section 10. Action Without Meeting. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing. setting forth the action so


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taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, except that unanimous written consent shall be required for election of directors to non-vacant positions; provided however that the Board of Directors of this corporation, by resolution shall have previously approved any such action.

         Unless the consents of all shareholders entitled to vote have been solicited or received in writing, notice shall be given to non-consenting shareholders to the extent required by Section 603(b) of the Corporations Code.

         Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

         Section 11. Voting Rights; Cumulative Voting. Only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date fixed by the Board of Directors, as provided in Section 40 for the determination of shareholders of record, shall be entitled to notice of and to vote at such meeting of shareholders. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be on the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

         Except as provided in the Articles of Incorporation, each shareholder entitled to vote shall be entitled to one vote for each share held an each matter submitted to a vote of shareholders.

         No shareholder shall be entitled to cumulate votes in favor of any candidate or candidates.

         In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected; votes against the director and votes withheld shall have no legal effect.


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         Voting may be by voice or ballot, provided that any election of directors must be by ballot upon the demand of any shareholder made at the meeting and before the voting begins.

         Section 12. Proxies. Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. All proxies must be in writing and must be signed by the shareholder confirming the proxy or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in Section 705 of the Corporations Code. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting, by attendance at such meeting and voting in person by, the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

         Section 13. Inspectors of Election. In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

         The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.


                                   ARTICLE III

                              Directors; Management
                              ---------------------

         Section 14. Powers. Subject to any provisions of the Articles of Incorporation, of the By-Laws and of law limiting the powers of the Board of Directors or reserving powers to the shareholders, the Board of Directors shall, directly or by delegation, manage the business and affairs of the corporation and exercise all corporate powers permitted by law.


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         Section 15.   Number and Qualification of Directors. The authorized
number of directors shall not be less than six (6) nor more than eleven (11), unless and until changed by an amendment of this By-law adopted by the shareholders pursuant to Section 48. The exact number of directors within said range shall be fixed from time to time (i) by a resolution duly adopted by the Board of Directors; or (ii) by an amendment of this Section 15 of these By-laws duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders (as defined in Section 153 of the California General Corporation Law). Subject to the foregoing provisions for changing the number of directors, the number of directors of this corporation is hereby fixed at eight (8). A reduction in the authorized number of directors shall not remove any director prior to the expiration of such director's term of office. Directors need not be shareholders of the corporation.

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for election of directors; provided, however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail as permitted by
Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman's instructions; the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.

         Section 16. Election and Term of Office. The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in
Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal.


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         Section 17.   Removal of Directors. A director may be removed from
office by the Board of Directors if he is declared of unsound mind by the order of court or convicted of a felony. Any or all of the directors may be removed from office without cause by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors; however, unless the entire Board is removed, an individual director shall not be removed if the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast, or, if such action is taken by written consent, all shares entitled to vote were voted, and the entire number of directors authorized at the time of the director's most recent election were then being elected. A director may also be removed from office by the Superior Court of the county in which the principal office is located, at the suit of shareholders holding at least ten percent (10%) of the number of outstanding shares of any class, in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation, in the manner provided by law.

         No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

         Section 18. Vacancies. A vacancy or vacancies on the Board of Directors shall exist on the death, resignation, or removal of any director, or if the authorized number of directors is increased or the shareholders fail to elect the full authorized number of directors. Except for a vacancy created by the removal of a director, vacancies on the Board of Directors may be filled by a majority of the remaining directors although less than a quorum, or by a sole remaining director, and each director elected in this manner shall hold office until his successor is elected at an annual or special shareholders' meeting.

         The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

         Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

         Section 19. Place of Meetings. Regular and special meetings of the Board of Directors shall be held at any place within or outside the State of California that is designated by resolution of the Board or, either before or after the meeting, consented to in writing by all the Board members. If the place of a regular or special meeting is not fixed by resolution or written consents of the Board, it shall be held at the corporation's principal office.


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         Section 20.   Organizational Meetings. Immediately following each
annual shareholders' meeting, the Board of Directors shall hold an organizational meeting to organize, elect officers, and transact other business. Notice of this meeting shall not be required.

         Section 21. Other Regular Meetings. Other regular meetings of the Board of Directors shall be held on the third Monday of each month at the hour of 4:30 P.M., provided, however, if this day falls on a legal holiday, the meeting shall be held at the same time on the next succeeding day that is a full business day. Notice of these regular meetings shall not be required.

         Section 22. Special Meetings. Special meetings of the Board of Directors for any purpose may be called at any time by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or any two directors. Special meetings of the Board shall be held upon four days notice by mail or forty-eight (48) hours notice delivered personally or by telephone or through a voice messaging system or other system or technology designed to record and communicate message, facsimile, electronic mail or other electronic means. If notice is by telephone, it shall be complete when the person calling the meeting believes in good faith that the notified person has heard and acknowledged the notice. If the notice is by mail or through a voice messaging system or other system or technology designed to record and communicate message, facsimile, electronic mail or other electronic means, it shall be complete when deposited in the United States mail or delivered through a voice messaging system or other system or technology designed to record and communicate message, facsimile, electronic mail or other electronic means, charges prepaid and addressed to the notified person at such person's address appearing on the corporate records or, if it is not on these records or is not readily ascertainable, at the place where the regular Board meeting is held.

         Section 23. Quorum. A majority of the authorized number of directors, but in no event less than two (unless the authorized number of directors is one), shall constitute a quorum for the transaction of business, except to adjourn a meeting under Section 25. Every act done or decision made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors, unless the vote of a greater number is required by law, the Articles of Incorporation, or these By-Laws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by a majority of the required quorum for such meeting.

         Section 24. Contents of Notice and Waiver of Notice. Neither the business to be transacted at, nor the purpose of, any regular or special Board meeting need be specified in the notice or waiver of notice of the meeting. Notice of a meeting need not be given to any director who signs a waiver of notice or consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to said director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.


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         Section 25.   Adjournment. A majority of the directors present, whether
or not a quorum is present, may adjourn any meeting to another time and place.

         Section 26. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting being adjourned, except that if the meeting is adjourned for more than twenty-four (24) hours such notice shall be given prior to the adjourned meeting to the directors who were not present at the time of the adjournment.

         Section 27. Telephone Participation. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another. Such participation constitutes presence in person at such meeting.

         Section 28. Action without Meeting. The Board of Directors may take any action without a meeting that may be required or permitted to be taken by the Board at a meeting, if all members of the Board individually or collectively consent in writing to the action. The written consent or consents shall be filed in the minutes of the proceedings of the Board. Such action by written consent shall have the same effect as a unanimous vote of directors.

         Section 29. Fees and Compensation. Directors and members of committees shall receive neither compensation for their services nor reimbursement for their expenses unless these payments are fixed by resolution of the Board.


                                   ARTICLE IV

                                    Officers
                                    --------

         Section 30. Officers. The officers of the corporation shall be a President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, Vice Presidents, one or more Assistant Secretaries, one or more Assistant Chief Financial Officer's, and any other officers who may be appointed under Section 32 of these By-Laws.

         Section 31. Election. The officers of the corporation, except those appointed under Section 32 of these By-Laws, shall be chosen annually by the Board of Directors, and each shall hold his office until he resigns or is removed or otherwise disqualified to serve, or his successor is elected and qualified.

         Section 32. Subordinate Officers. The Board of Directors may appoint, and may authorize the President to appoint, any other officers that the business of the corporation may require, each of whom shall hold office for the period, have the authority, and perform the duties specified in the By-Laws or by the Board of Directors.


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         Section 33.   Removal and Resignation. Any officer may be removed with
or without cause either by the Board of Directors at any regular or special directors' meeting or, except for an officer chosen by the Board, by any officer on whom the power of removal may be conferred by the Board.

         Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the corporation. An officer's resignation shall take effect when it is received or at any later time specified in the resignation. Unless the resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective.

         Section 34. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to the office.

         Section 35. Chairman of the Board. The Board of Directors may in its discretion elect a Chairman of the Board, who shall preside at all meetings of the directors and shareholders at which he is present and shall exercise and perform any other powers and duties assigned to him by the Board or prescribed by the By-Laws.

         Section 36. President. Subject to any supervisory powers that may be given by the Board of Directors or the By-Laws to the Chairman of the Board, the President shall be the corporation's Chief Executive Officer and shall, subject to the control of the Board of Directors, have general supervision, direction, and control over the corporation's business and officers. He shall preside as chairman at all meetings of the shareholders and directors not presided over by the Chairman of the Board. He shall be ex officio a member of all the standing committees, shall have the general powers and duties of management usually vested in a corporation's president; shall have any other powers and duties that are prescribed by the Board of Directors or the By-Laws; and shall be primarily responsible for carrying out all orders and resolutions of the Board of Directors.

         Section 37. Vice Presidents. If the President is absent or is unable or refuses to act, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on, the President. Each Vice President shall have any other powers and perform any other duties that are prescribed for him by the Board of Directors or the By-Laws.

         Section 38. Secretary. The Secretary shall keep or cause to be kept, and be available at the principal office and any other place that the Board of Directors specifies, a book of minutes of all directors' and shareholders' meetings. The minutes of each meeting shall state the time and place that it was held; whether it was regular or special; if a special meeting, how it was authorized; the notice given; the names of those present or represented at shareholders' meetings; and the proceedings of the meetings. A similar minute book shall be kept for any committees, if required by the Board.


AMENDED AND RESTATED BY-LAWS OF NORTH VALLEY BANCORP   112205      Page 10 of 19

         The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the shareholders' names and addresses, the number and classes of shares held by each, the number and date of each certificate issued for these shares, and the number and date of cancellation of each certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all directors' and shareholders' meetings required to be given under these By-Laws or by law, shall keep the corporate seal in safe custody, and shall have any other powers and perform any other duties that are prescribed by the Board of Directors or the By-Laws.

         Section 39. Chief Financial Officer. The Chief Financial Officer shall be the corporation's chief financial officer and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with the depositories designated by the Board of Directors. He shall disburse the corporation's funds as ordered by the Board of Directors; shall render to the President and directors, whenever they request it, an account of all his transactions as Chief Financial Officer and of the corporation's financial condition; and shall have any other powers and perform any other duties that are prescribed by the Board of Directors or By-Laws.

         If required by the Board of Directors, the Chief Financial Officer shall give the corporation a bond in the amount and with the surety or sureties specified by the Board for faithful performance of the duties of their office and for restoration to the corporation of all its books, papers, vouchers, money, and other property of every kind in his or her possession or under his or her control on his or her death, resignation, retirement, or removal from office.


                                    ARTICLE V

                            General Corporate Matters
                            -------------------------

         Section 40. Record Date and Closing of Stockbooks. The Board of Directors may fix a time in the future as a record date for determining shareholders entitled to notice of and to vote at any shareholders' meeting; to receive any dividend, distribution, or allotment of rights; or to exercise rights in respect of any other lawful action, including change, conversion, or exchange of shares. The record date shall not, however, be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. If a record date is fixed for a particular meeting or event, only shareholders of record on that date are entitled to notice and to vote and to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.


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

         A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days.

         Section 41. Corporate Records and Inspection by Shareholders and Directors. Books and records of account and minutes of the proceedings of the shareholders, Board, and committees of the Board shall be kept available for inspection at the principal office. A record of the shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each, shall be kept available for inspection at the principal office or at the office of the corporation's transfer agent or registrar.

         A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation shall have an absolute right to do either or both of the following: (i) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five business days prior written demand upon the corporation, or (ii) obtain from the transfer agent for the corporation, upon five (5) business days prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate. Inspection and copying may be made in person or by agent or attorney.

         Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and make extracts.

         Section 42. Checks, Drafts, Evidences of Indebtedness. All checks, drafts, or other orders for payment of money, notes, and all mortgages, or other evidences of indebtedness, issued in the name of or payable to the corporation, and all assignments and endorsements of the foregoing, shall be signed or endorsed by the person or persons and in the manner specified by the Board of Directors.

         Section 43. Corporate Contracts and Instruments; How Executed. Except as otherwise provided in the By-Laws, officers, agents, or employees must be


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

authorized by the Board of Directors to enter into any contract or execute any instrument in the corporation's name and on its behalf. This authority may be general or confined to specific instances.

         Section 44. Stock Certificates. One or more certificates for shares of the corporation's capital stock shall be issued to each shareholder for any of his shares that are fully paid up. The corporate seal or its facsimile may be fixed on certificates. All certificates shall be signed by the Chairman of the Board, President, or a Vice President and the Secretary, Chief Financial Officer, or an Assistant Secretary. Any or all of the signatures on the certificate may be facsimile signatures.

         Section 45. Lost Certificates. No new share certificate that replaces an old one shall be issued unless the old one is surrendered and cancelled at the same time; provided, however, that if any share certificate is lost, stolen, mutilated, or destroyed, the Board of Directors may authorize issuance of a new certificate replacing the old one on any terms and conditions, including a reasonable arrangement for indemnification of the corporation, that the Board may specify.

         Section 46. Reports to Shareholders. The requirement for the annual report to shareholders referred to in Section 1501(a) of the California Corporations Code is hereby expressly waived so long as there are less than one hundred (100) holders of record of the corporation's shares. The Board of Directors shall cause to be sent to the shareholders such annual or other periodic reports as they consider appropriate or as otherwise required by law. In the event the corporation has one hundred (100) or more holders of its shares, an annual report complying with Section 1501(a) and, when applicable,
Section 1501(b) of the Corporations Code shall be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year and at least fifteen (15) days prior to the annual meeting of shareholders to be held during the next fiscal year.

         If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of such fiscal year, deliver or mail to the person making the request within thirty (30) days thereafter the financial statements referred to in Section 1501(a) for such year.

         A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of a corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month, or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the statements referred to in Section 1501(a) of the Corporations Code for the last fiscal year. The statement shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of the statements shall be kept on file in the principal office of the corporation for twelve (12) months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder. The income statements and


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

balance sheets referred to shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

         Section 47.   Indemnification.

            (a) Indemnification of Directors and Officers. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged action or inaction in an official capacity or in any other capacity while serving as a director or officer, shall, subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permissible under California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise tax or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that (i) the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation, and (ii) the corporation shall indemnify such person seeking indemnification in connection with a proceeding (or part thereof) other than a proceeding by or in the name of the corporation to procure a judgment in its favor only if any settlement of such a proceeding is approved in writing by the corporation, and (iii) no such person shall be indemnified (A) if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful; (B) for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in the exception to paragraph 10 of Section 204(a) of the California Corporations Code; and (C) as to circumstances in which indemnity is expressly prohibited by Section 317 of the California Corporations Code. The right to indemnification conferred in this
         Section 47 shall be a contract right and shall include the right to be paid by the corporation expenses incurred in defending any proceeding in advance of its final disposition; provided, however, that if the California Corporations Code requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, such advances shall be made only


AMENDED AND RESTATED BY-LAWS OF NORTH VALLEY BANCORP   112205      Page 14 of 19
         upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts to the corporation if it shall be ultimately determined that such person is not entitled to be indemnified.

            (b) Indemnification of Employees and Agents. A person who was or is a party or is threatened to be made a party to or is involved in any proceedings by reason of the fact that he or she is or was an employee or agent of the corporation or is or was serving at the request of the corporation as an employee or agent of another enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged action or inaction in an official capacity or in any other capacity while serving as an employee or agent, may, subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permitted by California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement), reasonably incurred or suffered by such person in connection therewith. The immediately preceding sentence is not intended to be and shall not be considered to confer a contract right on any employee or agent (other than directors and officers) of the corporation.

            (c) Action to Enforce Rights Under this Section. If a claim under this Section 47 is not paid in full by the corporation within thirty
         (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of an action that the claimant has not met the applicable standard of conduct.

            (d) Entitlement to Expenses. Notwithstanding any other provision of this Section 47, to the extent that a director, officer or agent has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of a proceeding or action without admission of liability) in defense of any proceeding referred to in this Section 47 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.


AMENDED AND RESTATED BY-LAWS OF NORTH VALLEY BANCORP   112205      Page 15 of 19

            (e)   Non-Exclusivity. The right to indemnification provided by this
         Section 47 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, by-law, agreement, vote of shareholders or disinterested directors or otherwise.

            (f) Insurance. The corporation shall maintain insurance, to the extent reasonably available, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the law.

            (g) Expenses as a Witness. To the extent that any director, officer, employee or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

            (h) Indemnity Agreements. The corporation may, without shareholder approval, enter into agreements with any director, officer, employee or agent of the corporation providing for indemnification to the fullest extent permissible under the law and the corporation's Articles of Incorporation.

            (i) Severability. Each and every paragraph, sentence, term and provision of this Section 47 is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Section 47 may be modified by a court of competent jurisdiction to preserve its validity and to provide the claimant with, subject to the limitations set forth in this Section 47 and any agreement between the corporation and claimant, the broadest possible indemnification permitted under applicable law.

            (j)   Entities Merged with this Corporation. No provision of this
         Section 47 shall be applicable and unless otherwise required by California law indemnification shall not be permitted in respect of any acts, omissions or transactions of any person while serving as a director, officer, employee or agent of any corporation which shall have been or shall hereafter be merged into or otherwise combined with this corporation, or of another enterprise in respect of which such person was serving as a director, officer, employee or agent at the request of any such other corporation, or of any enterprise controlling, controlled by or under common control with any such other corporation, unless specifically approved by a majority vote of the Board of Directors of this corporation.


AMENDED AND RESTATED BY-LAWS OF NORTH VALLEY BANCORP   112205      Page 16 of 19

            (k) Repeals. Any repeal or modification of this Section 47 (however affected) shall not adversely affect any right of indemnification of a director or officer existing at the time of such repeal or modification with respect to any act, omission or transaction occurring prior to such repeal or modification.


                                   ARTICLE VI

                                   Amendments
                                   ----------

         Section 48. Amendment by Shareholders. By-Laws may be adopted, amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that an amendment to
Section 15 reducing the number of directors on a fixed-number Board or the minimum number of directors on a variable-number Board to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting, in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote.

         Section 49. Amendment by Directors. Subject to the right of shareholders under the preceding Section 48, by-laws may be adopted, amended, or repealed by the Board of Directors, except that only the shareholders can adopt a by-law or amendment thereto which specifies or changes the number of directors on a fixed-number Board, or the minimum or maximum number of directors on a variable-number Board, or which changes from a fixed-number Board to a variable-number Board or vice versa.


                                   ARTICLE VII

                             Committees of the Board
                             -----------------------

         Section 50. Committees of the Board. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board and with such authority and organization as the Board may from time to time determine. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board shall have all the authority of the Board, except with respect to:

         (1) The approval of any action for which shareholder approval is also required.

         (2)      The filling of vacancies on the Board or in any committee.


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

         (3) The fixing of compensation of the directors for serving on the Board or on any committee.

         (4) The amendment or repeal of by-laws or the adoption of new by-laws.

         (5) The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

         (6) A distribution to the shareholders of the corporation as defined in Section 166 of the Corporations Code, except at a rate or in a periodic amount or within a price range determined by the Board.

         (7) The appointment of other committees of the Board or the members thereof.

         The Board shall designate a chairman for each committee who shall have the sole power to call any committee meeting other than a meeting set by the Board. Except as otherwise established by the Board, Article III of these By-Laws shall apply to committees of the Board and action by such committees, mutatis mutandis.


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

                            CERTIFICATE OF SECRETARY


         I, the undersigned, do hereby certify:

            1. That I am the duly elected and acting Secretary of North Valley Bancorp, a California corporation; and

            2. That the foregoing Bylaws, comprising eighteen (18) pages, including this certificate, constitutes the duly adopted Bylaws of said Corporation as duly adopted by a meeting of the Board of Directors duly held on October 20, 2005.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 22 day of November, 2005.



                                          /s/ LEO J. GRAHAM
                                          -------------------------------
                                          Leo J. Graham, Secretary


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